Semi-Annual Report

June 30, 2022

Series B

Voya Corporate Leaders® Trust Fund

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BENCHMARK DESCRIPTIONS

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS® TRUST FUND, SERIES B	MANAGERS’ REPORT
Sector Diversification as of June 30, 2022 (as a percentage of net assets)
Industrials	42.4%
Energy	22.6%
Financials	13.1%
Materials	11.4%
Consumer Staples	4.2%
Utilities	2.6%
Communication Services	2.3%
Consumer Discretionary	0.2%
Assets in Excess of Other Liabilities	1.2%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 3022, the Trust provided a total return of -5.98% compared to the S&P 500® Index, which returned -19.96% for the same period.

Portfolio Specifics: Based on the rules which govern the construction of the Trust’s portfolio, performance can be analyzed in terms of the Trust’s sector weightings and the performance of the stocks within these sectors compared to the S&P 500® Index. In this regard, the Trust’s sector allocation and holdings contributed to outperformance.

On the sector level, an overweight to energy sector and the lack of exposure to information technology sector contributed the most value. By contrast, the lack of exposure to the health care sector and an underweight and holdings in consumer staples sector detracted the most value.

At the individual stock level, key contributors included overweight positions in Exxon Mobil Corporation, Marathon Petroleum Corporation and Union Pacific Corporation. Key detractors included not owning Johnson & Johnson, UnitedHealth Group Incorporated and Eli Lilly and Company.

As of the end of the reporting period, the Trust’s largest sector overweights were in the industrials, energy and materials sectors; the Trust does not currently hold positions within the information technology, health care and real estate sectors. Sector exposures are purely a function of the Trust’s investment rules, however, and are not actively managed.

Top Ten Holdings as of June 30, 2022 (as a percentage of net assets)
Union Pacific Corp.	40.2%
Berkshire Hathaway, Inc. — Class B	13.1%
Exxon Mobil Corp.	10.1%
Linde PLC	8.8%
Marathon Petroleum Corp.	7.4%
Chevron Corp.	4.3%
Procter & Gamble Co.	4.2%
Comcast Corp. — Class A	2.3%
NiSource, Inc.	1.3%
Honeywell International, Inc.	1.3%
Portfolio holdings are subject to change daily.

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue-chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs, replace one of the original 30 companies. It currently holds investments in 19 American blue-chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee of
Voya Corporate Leaders® Trust Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the “Fund”) (one of the series constituting Voya Corporate Leaders® Trust Fund (the “Trust”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the year ended December 31, 2021, the financial highlights for the six-month period then ended and for each of the two years ended December 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Voya Corporate Leaders® Trust Fund) at June 30, 2022, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the year ended December 31, 2021 and its financial highlights for the six-month period then ended and for each of the two years ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
August 17, 2022

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2022

ASSETS:
Investments in securities at fair value (cost $411,859,767)	$736,496,218
Cash	10,792,885
Restricted cash (Note 2)	540,375
Receivables:
Participations sold	146,087
Dividends	4,863
Prepaid expenses	26,275
Total assets	748,006,703
LIABILITIES:
Payable for participations redeemed	1,029,668
Distribution payable	540,375
Accrued sponsor maintenance fees payable	258,974
Other accrued expenses and liabilities	507,597
Total liabilities	2,336,614
NET ASSETS	$745,670,090
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$432,107,494
Total distributable earnings	313,562,596
NET ASSETS:
Balance applicable to participations at June 30, 2022, equivalent to $49.53 per participation on 15,054,216 participations outstanding	$745,670,090

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2022

INVESTMENT INCOME:
Dividends	$8,426,576
Interest	5,004
Total investment income	8,431,580
EXPENSES:
Sponsor maintenance fee (Note 4)	1,630,440
Transfer agent fees	281,002
Shareholder reporting expense	24,435
Registration and filing fees	20,598
Professional fees	49,232
Custody and accounting fees (Note 4)	17,919
Miscellaneous expense	905
Total expenses	2,024,531
Net investment income	6,407,049
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,130,328
Net change in unrealized appreciation (depreciation) on investments	(60,357,960)
Net realized and unrealized loss on investments	(54,227,632)
Decrease in net assets resulting from operations	$(47,820,583)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$6,407,049	$12,325,398
Net realized gain on investments	6,130,328	22,162,097
Net change in unrealized appreciation (depreciation) on investments	(60,357,960)	142,937,879
Increase (decrease) in net assets resulting from operations	(47,820,583)	177,425,374
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital):	(6,461,349)	(12,532,328)
Total distributions	(6,461,349)	(12,532,328)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	34,636,474	16,288,925
Reinvestment of distributions	5,920,974	11,507,014
	40,557,448	27,795,939
Cost of participations redeemed	(46,529,091)	(84,919,641)
Net increase (decrease) in net assets resulting from participation transactions	(5,971,643)	(57,123,702)
Net increase (decrease) in net assets	(60,253,575)	107,769,344
NET ASSETS:
Beginning of year (period)	805,923,665	698,154,321
End of year (period)	$745,670,090	$805,923,665

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions/ Allocations from:							Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income(2)	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
06-30-22	53.14	0.42	•	(3.60)	(3.18)	0.43	—	—	0.43	49.53	(5.98)	745,670	0.50	1.57	1
12-31-21	42.60	0.79	•	10.57	11.36	0.82	—	—	0.82	53.14	26.76	805,924	0.51	1.64	—
12-31-20	41.70	0.78	•	0.93	1.71	0.81	—	—	0.81	42.60	4.33	698,154	0.52	2.06	—
12-31-19	35.00	0.75	•	6.72	7.47	0.77	—	—	0.77	41.70	21.41	797,904	0.47	1.90	3
12-31-18	37.75	0.69	•	(2.73)	(2.04)	0.71	—	—	0.71	35.00	(5.45)	732,507	0.46	1.82	7
12-31-17	32.99	0.62	•	4.82	5.44	0.68	—	—	0.68	37.75	16.61	962,148	0.51	1.81	2

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2022

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Voya Corporate Leaders® Trust Fund, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the nineteen corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the The Bank of New York Mellon (the “Trustee”) and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor (as defined below) may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
(continued)

regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of June 30, 2022, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Trustee has been instructed by the Participant, in writing, prior to the Distribution Date to pay such distributions in cash.

D.  Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E.  Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2022, distributions from net investment income were $6,461,349, equivalent to $0.43 per participation. For the year ended December 31, 2021, distributions from net investment income were $12,532,328, equivalent to $0.82 per participation.

For the six months ended June 30, 2022 and the year ended December 31, 2021, there were no distributions from net realized gains.

For the six months ended June 30, 2022 and the year ended December 31, 2021, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of June 30, 2022 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2022 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $17,919 for the six months ended June 30, 2022.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2022, the cost of purchases and the proceeds of sales of investment securities were $8,018,174 and $15,817,527 respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Issued on payments from holders	626,243	344,315
Issued on reinvestment of dividends and distributions/allocations	119,543	227,354
Redeemed	(858,468)	(1,791,576)
Net decrease	(112,682)	(1,219,907)

NOTE 7 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Trust’s existing investments (including, for example, fixed-income investments; senior loans; collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs); and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Trust; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Trust.

NOTE 8 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Trust’s investments, including beyond the Trust’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2022 (CONTINUED)

NOTE 8 — MARKET DISRUPTION (continued)

related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust’s service providers.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND, SERIES B	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2022

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Communication Services: 2.3%
427,234		Comcast Corp. — Class A	$16,764,662	2.3

		Consumer Discretionary: 0.2%
53,979		Foot Locker, Inc.	1,362,970	0.2

		Consumer Staples: 4.2%
218,179		Procter & Gamble Co.	31,371,958	4.2

		Energy: 22.6%
219,579		Chevron Corp.	31,790,648	4.3
878,879		Exxon Mobil Corp.	75,267,197	10.1
248,279		Marathon Oil Corp.	5,581,312	0.8
674,970		Marathon Petroleum Corp.	55,489,284	7.4
			168,128,441	22.6

		Financials: 13.1%
357,471	(1)	Berkshire Hathaway, Inc. — Class B	97,596,733	13.1

		Industrials: 42.4%
53,979		Fortune Brands Home & Security, Inc.	3,232,262	0.4
60,789		General Electric Co.	3,870,436	0.5
53,979		Honeywell International, Inc.	9,382,090	1.3
1,405,922		Union Pacific Corp.	299,855,044	40.2
			316,339,832	42.4
Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Materials: 11.4%
123,371	Corteva, Inc.	$6,679,306	0.9
121,367	Dow, Inc.	6,263,751	0.8
123,371	DuPont de Nemours, Inc.	6,856,960	0.9
227,479	Linde PLC	65,407,037	8.8
		85,207,054	11.4

	Utilities: 2.6%
53,979	Ameren Corp.	4,877,542	0.6
53,979	Consolidated Edison, Inc.	5,133,403	0.7
329,387	NiSource, Inc.	9,713,623	1.3
		19,724,568	2.6
	Total Common Stock (Cost $411,859,767)	736,496,218	98.8
	Assets in Excess of Other Liabilities	9,173,872	1.2
	Net Assets	$745,670,090	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2022
Asset Table
Investments, at fair value
Common Stock*	$736,496,218	$—	$—	$736,496,218
Total Investments, at fair value	$736,496,218	$—	$—	$736,496,218

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At June 30, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost was $411,859,767.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$341,546,704
Gross Unrealized Depreciation	(16,910,253)
Net Unrealized Appreciation	$324,636,451

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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